Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

AMERICAN FARMLAND COMPANY AND

THE HOLDERS NAMED HEREIN

DATED:             , 2015

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of                  , 2015 by and among American Farmland Company, a Maryland corporation (the “Company”), and each of the holders (collectively, the “Holders” and each individually as a “Holder”) of units of limited partnership interest in American Farmland Company L.P., a Delaware limited partnership (“AFCLP”), as set forth on Exhibit A hereto.

WHEREAS, upon consummation of the transactions contemplated by that certain Contribution Agreement, dated November 25, 2014 (the “Contribution Agreement”), by and among the Company, AFCLP,  and each of the Holders, the Holders contributed all their membership interests in American Farmland Advisor LLC, a Delaware limited liability company (“AFA”), to AFCLP (the “Contribution”) in exchange for units of limited partnership interest in AFCLP (the “Units”), and, in connection with such transaction, the Company desires to grant certain registration rights to the Holders;

WHEREAS, pursuant to the Second Amended and Restated Agreement of Limited Partnership of AFCLP to be entered into on the date of the Contribution (the “Partnership Agreement”), the Holders may redeem such Units on or after the date that is 12 months from the date of issuance of such Units to the applicable Holder (a “Redemption”); and

WHEREAS, upon notice of a Redemption, the Company, in its sole discretion, may elect to deliver shares of its common stock, par value $0.01 per share (the “Common Shares”), in exchange for Units tendered for redemption;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Certain Definitions.

As used in this Agreement, in addition to the other terms defined herein, the following capitalized terms shall have the following meanings:

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Affiliate” shall mean a Person that directly or indirectly though one or more intermediaries, controls, is controlled by, or is under common control with a specified Person.

“Common Shares” shall have the meaning set forth in the recitals to this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Offering” shall have the meaning set forth in Section 8 hereof.

“Contribution Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” shall have the meaning set forth in Section 2(a) hereof.

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holder” or “Holders” shall have the meaning set forth in the preamble to this Agreement.

“Indemnitee” shall have the meaning set forth in Section 5 hereof.

“Issuance Registration Statement” has the meaning set forth in Section 2(a) hereof.

“NYSE” shall mean the New York Stock Exchange.

“Offering Blackout Period” shall have the meaning set forth in Section 8 hereof.

“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 3(b) hereof.

“Person” shall mean any natural person, partnership, association, limited liability company, corporation, trust, or unincorporated organization, or other governmental or legal entity.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus (including any Permitted Free Writing Prospectus, as defined above), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares (as defined below) covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Shares” shall mean the Shares and any Common Shares or other securities issued or issuable in respect of Registrable Shares by way of spin-off, dividend or other distribution, stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; provided, however, that Registrable Shares shall not include (a) Shares for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (b) Shares sold pursuant to Rule 144, or (c) if in the opinion of counsel reasonably acceptable to the Company and the Holders, Shares may be sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and the Company has removed all transfer restrictions and legends with respect to the registration and prospectus delivery requirements for the consummation of such sale.

“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange; (iii) all fees and expenses with respect to filings required to be made with the NYSE, any other securities exchange or FINRA; (iv) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) all printing expenses, messenger, telephone and delivery expenses; and (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent registered public accountants of a comfort letter or comfort letters); provided, however, that Registration Expenses shall not include, and the Company shall not have any obligation to pay, any underwriting fees, discounts, or commissions attributable to the sale of such Registrable Shares, or any legal fees and expenses of counsel to any Holder and any underwriter engaged by any Holder.

“Registration Statement” shall mean any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Resale Registration Statement” has the meaning set forth in Section 2(b) hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor provision).

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall mean all Common Shares issuable to all Holders upon redemption of or in exchange for Units held by such Holders pursuant to the Partnership Agreement and any other Common Shares which may be issued in respect of, in exchange for, or in substitution for, any Common Shares, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination or otherwise.

“Shelf Registration Expiration Date” shall have the meaning set forth in Section 2(a) hereof.

“Suspension Event” shall have the meaning set forth in Section 8 hereof.

“WKSI” shall have the meaning set forth in Section 2(a) hereof.

2.             Registration.

a.     Filing of Issuance Registration Statement.  Subject to the provisions of Section 2(b) hereof, the Company shall use reasonable efforts to file with the SEC a Registration Statement on Form S-3, or such other comparable form as may be appropriate and available (an “Issuance Registration Statement”) under Rule 415 under the Securities Act relating to the issuance to the Holders of the Registrable Shares upon redemption of, or in exchange for, the Units held by the Holders, such filing to be made on a date (the “Filing Date”)

within 10 business days following the first date when the Company becomes eligible to file an Issuance Registration Statement with respect to the Registrable Shares; provided, however, that, notwithstanding the foregoing, the Filing Date may be such other date as may be required under applicable provisions of the Securities Act or as may be required by the SEC pursuant to its interpretation of applicable federal securities laws and the rules and regulations promulgated thereunder.  The Company shall use its reasonable efforts to cause such Issuance Registration Statement to become or be declared effective by the SEC for all of the Registrable Shares covered thereby within ninety (90) days thereafter.  The Company shall use its reasonable efforts to keep the Issuance Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares) continuously effective until the date (the “Shelf Registration Expiration Date”) that is the earlier of (a) the date on which all Registrable Shares have been disposed of by the Holders or (b) the date on which all Registrable Shares covered thereby are eligible for immediate sale pursuant to Rule 144 (or any successor provision) without application of volume limitations or other restrictions on transfer thereunder. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time that an Issuance Registration Statement is to be filed, the Company may file an automatic shelf registration statement which covers such Registrable Shares or, in lieu of filing a new Issuance Registration Statement, may file a Prospectus pursuant to Rule 424(b) under the Securities Act (or any successor provision) or post-effective amendment, as applicable, to include, in accordance with Rule 430B under the Securities Act (or any successor provision), the registration of the issuance of such Registrable Shares in an automatic shelf registration statement previously filed by the Company (in each case, such Prospectus together with such previously filed Registration Statement will be considered the Issuance Registration Statement).

b.     Filing of Resale Registration Statement.  If the Company is not eligible to file an Issuance Shelf Registration Statement, or if the Company otherwise determines that the use of a Resale Registration Statement (as defined below) is appropriate, the Company shall use commercially reasonable efforts to file with the SEC a Registration Statement on Form S-3, or such other comparable form as may be appropriate and available (a “Resale Registration Statement”), under Rule 415 relating to the resale by the Holders of their Registrable Shares, such filing to be made on a Filing Date as provided in Section 2(a) hereof.  The Company shall use reasonable efforts to cause such Resale Registration Statement to be declared effective by the SEC as soon as practicable thereafter.  The Company shall use its reasonable efforts to keep the Resale Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares) continuously effective until the Shelf Registration Expiration Date.  After the Company has filed the Resale Registration Statement, any obligation of the Company to file an Issuance Registration Statement pursuant to Section 2(a) with respect to the Registrable Shares covered thereby registered by the Resale Registration Statement shall be suspended for as long as the Resale Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares) remains effective. To the extent the Company is a WKSI at the time that a Resale Registration Statement is to be filed, the Company may file an automatic shelf registration statement which covers such Registrable Shares or, in lieu of filing a new Resale Registration Statement, may file a Prospectus pursuant to Rule 424(b) under the Securities Act (or any successor provision) or post-effective amendment, as applicable, to include, in accordance with Rule 430B under the Securities Act (or any successor provision), the registration of the resale of such Registrable Shares by the Holder in an automatic shelf registration statement previously filed by the Company (in each case, such Prospectus together with such previously filed Registration Statement will be considered the Resale Registration Statement). The Holders will not offer or sell, without the Company’s consent, any Registrable Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holders with the SEC pursuant to Rule 433 under the Securities Act (any free writing prospectus consented to by the Company, a “Permitted Free Writing Prospectus”).

c.     Information from Holders.  Upon request from the Company, and as a condition of the Company’s obligation to include any of a Holder’s Registrable Shares under any Registration Statement, a Holder shall provide to the Company all information about the Holder required in the Registration Statement pursuant to applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act (in the case of a Resale Registration Statement only) and any applicable “blue sky” laws, rules or regulations. Holders shall provide updates of all Holder information included in the Registration Statement as applicable, provided that the Company shall not be required to file any such information or updates more frequently than quarterly.

d.     Notification and Distribution of Materials.  The Company shall notify the Holders of the effectiveness of any Registration Statement applicable to the Shares and shall furnish to the Holders such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in such Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in such Registration Statement.

e.     Amendments and Supplements.  The Company shall prepare and file with the SEC from time to time such amendments and supplements to each Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or a successor Registration Statement filed with respect to such Registrable Shares) effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered thereby until the earlier of (a) such time as all of the Registrable Shares have been issued pursuant to an Issuance Registration Statement or disposed of in accordance with the intended methods of disposition by the Holders pursuant to a Resale Registration Statement, as applicable, or (b) the date on which the Registration Statement is no longer required to be effective under the terms of this Agreement.  The Company shall use reasonable efforts to file any supplement or post-effective amendment to a Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in his, her or its Registrable Shares that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to such Registration Statement; provided that Holders shall, upon request, furnish the Company with updates of all necessary information required for filing such amendments and supplements, and provided, further, that the Company shall not be required to file any such amendment or supplement more frequently than quarterly.  The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the NYSE or such other primary exchange or quotation system on which the Common Shares are then listed or quoted.

f.     Notice of Certain Events.  The Company shall promptly notify each Holder of, and confirm in writing, the filing of any Registration Statement or Prospectus, amendment or supplement related thereto or any post-effective amendment to a Registration Statement and the effectiveness of any post-effective amendment.  At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify the Holders of the happening of any event as a result of which the Company believes the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  In such event, the Company shall promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

g.     If the Holders of at least $75 million of the Registrable Shares shall propose to sell Registrable Shares in an underwritten public offering under Section 2(b) hereof, the Company shall make available, for reasonable periods of time and with reasonable notice, members of the management of the Company and its Affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with the underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings.

3.             State Securities Laws.  The parties hereto hereby acknowledge that, generally, pursuant to Section 18 of the Securities Act, no state securities laws requiring, or with respect to, registration or qualification of securities or securities transactions will apply to a security that is a “covered security” (as defined therein).  “Covered securities,” for purposes of Section 18 of the Securities Act, includes securities listed or authorized for listing on the New York Stock Exchange (or certain other national securities exchanges) and securities of the same issuer that is equal in seniority or senior to such securities.  The Company will use its reasonable efforts to cause the Shares to constitute covered securities by maintaining the listing of the Common Stock on the New York Stock Exchange or such other qualifying national securities exchange.  In the event that the Shares cease to constitute covered securities, subject to the conditions set forth in this Agreement, the Company shall, at the expense of the Holders, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or “blue sky” laws of such states as the Holders may reasonably request, and use its reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified, subject itself to general taxation in any such jurisdiction or to file any general consent to service of process in any such state.  Once such filings are effective, the Company shall use its reasonable efforts, at the expense of the Holders, to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of by the Holders, (b) in the case of a particular state, the Holders have notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Shares covered by such filing cease to constitute Registrable Shares.

4.             Expenses.  The Holders shall bear all underwriting fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by the Holders, any legal fees and expenses of counsel to the Holders and any underwriter engaged by Holders and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.  The Company shall bear the cost of all of the Registration Expenses.

5.             Indemnification by the Company.  The Company shall indemnify the Holders and, if a Holder is a person other than an individual, such Holder’s officers, directors, trustees, managers, partners, members, employees, agents, representatives and Affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act or Exchange Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon (a) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company under the terms of this Agreement or in connection with any Registration Statement or Prospectus, or (b) any third party claim based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any third party claim based upon any untrue or alleged untrue statement of material fact contained in any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests that was furnished in writing to the Company for use in connection with such Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) any Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holders by the Company at or prior to the time such action is required by the

Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final amended or supplemented Prospectus.

6.             Covenants of Holders.  Each of the Holders shall (a) furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares, and such other information about such Holder as is required to be included in such Registration Statement pursuant to applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act (in the case of a Resale Registration Statement only) and any applicable “blue sky” laws, rules or regulations, in connection with the preparation of a Registration Statement with respect to such Holder’s Registrable Shares and any filings pursuant to state securities laws as the Company may reasonably request, and shall timely update all required Holder information, (b) deliver or cause delivery of the Prospectus contained in such Registration Statement (other than an Issuance Registration Statement) to any purchaser of the shares covered by such Registration Statement from such Holder and (c) indemnify the Company, its officers, directors, employees, agents, representatives and Affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding any Holder, or such Holder’s plan of distribution or ownership interest, which was furnished to the Company by such Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three business days prior to the date the final Prospectus (as supplemented or amended, as the case may be), (ii) any untrue statement or alleged untrue statement of material fact contained in the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, his, her or its plan of distribution or his, her or its ownership interests, which was furnished to the Company by such Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final Prospectus (as supplemented or amended, as the case may be), or (iii) the failure by such Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

7.             Indemnification Procedures.  Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder.  In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded, based on the opinion of counsel, that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor.  No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

8.             Suspension of Registration Requirement; Restriction on Sales.  The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose.  The Company shall use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings under any state securities laws, to become or remain effective shall be suspended, for one or more periods, in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i)

would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality, or (ii) render the Company unable to comply with SEC requirements, or (iii) would otherwise make it impractical or unadvisable to cause the Registration Statement or such filings to be filed, amended or supplemented or to become effective (any such circumstances being hereinafter referred to as a “Suspension Event”).  The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company stating that a Suspension Event has occurred and is continuing.  Notwithstanding the foregoing, the Company’s right to suspend its obligations as provided above (the “Suspension Right”) shall be limited to a period of not more than 120 days during any one-year period ending on December 31.

Each Holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated non-underwritten offering registered under the Securities Act or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any disposition of any of the Shares during the period (the “Offering Blackout Period”) beginning upon receipt by such Holder of written notice from the Company, but in any event no earlier than the thirtieth (30th) day preceding the anticipated date of pricing of such Company Offering, and ending ninety (90) days after the closing date of such Company Offering.  Such agreement shall be in writing in the form reasonably satisfactory to the Company and the managing underwriter or underwriters.

Each Holder agrees that, following the effectiveness of any Registration Statement relating to Registrable Shares of such Holder, such Holder will not affect any dispositions of any of the Shares pursuant to such Registration Statement or any filings under any state securities laws at any time after such Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing.  The Holders will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. The Holders may recommence effecting dispositions of the Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

9.             Additional Shares.  The Company, at its option, may register, under any Registration Statement and any filings under any state securities laws filed pursuant to this Agreement, any number of unissued or other Common Shares of or owned by the Company and any of its subsidiaries or any Common Shares or other securities of the Company owned by any other security holder or security holders of the Company.

10.          Contribution.  If the indemnification provided for in Sections 6 and 7 is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

Notwithstanding the provisions of this Section 10, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission.  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

11.          No Other Obligation to Register.  Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

12.          Amendments and Waivers.  The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of two-thirds of the aggregate of the outstanding Registrable Shares.

13.          Notices.  Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when and if delivered personally or sent by facsimile, telex or telecopier (with respect to notice by facsimile, telex or telecopier, on a business day between the hours of 8:00 a.m. and 5:00 p.m., New York time), five (5) business days after being sent if mailed by registered or certified mail (return receipt requested), postage prepaid, or upon one business day after being sent if sent by courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(e) or Section 7, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

Each notice, request, demand and other communication hereunder will be in writing and will be deemed to have been duly given (i) when delivered by hand (so long as the delivering party shall have received a receipt of delivery executed by the party to whom such notice was delivered), or (ii) three (3) business days after deposited in United States certified or registered mail, postage prepaid, return receipt requested, or (iii) when sent by telecopier or email (in each case, with receipt confirmed) provided a copy is also sent by United States mail or recognized overnight courier service, or (iv) one (1) business day after delivery to a recognized overnight courier service, in each case addressed to the parties as follows (or to such other address as a party may designate by notice to the others):

If to American Farmland:	The American Farmland Company
10 East 53rd Street
New York, NY 10022
Attention: General Counsel
Facsimile: (212) 484-3001

If to the Holders: At the respective addresses set forth on Exhibit A.

14.          Transfer of Registration Rights; Successors and Assigns.  The rights and obligations of a Holder may be assigned by a Holder to a transferee or assignee of such securities:  (i) to any wholly owned Affiliate (as defined in Regulation D of the Securities Act) of such Holder; (ii) to any family member or trust established for the benefit of a Holder that is a natural person; or (iii) in connection with a distribution by such Holder to any partner, member, former partner, or member or the estate of such partner or member; provided in each case that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if the transferee agrees in writing at the time of transfer to be bound by the terms and conditions of this Agreement and such transfer of any Registrable Securities is lawful under all applicable securities laws.  Any such transferee shall be considered a “Holder” for purposes of this Agreement. This Agreement shall be binding upon the parties hereto and their respective permitted successors, assigns and transferees and shall inure to the benefit of the parties hereto and their respective permitted successors, assigns and transferees, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.  This Agreement may not be assigned by a Holder other than as provided above without the prior written consent of the Company.

15.          Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

16.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

17.          Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

18.          Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY

AMERICAN FARMLAND COMPANY,
a Maryland corporation

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDER

[NAME],
a [STATE] [ENTITY TYPE]

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

HOLDER

Name:

[Signature Page to Registration Rights Agreement]

Exhibit A

Holder Name	Address
Optima Group Holdings LLC	10 East 53rd Street, 29th Floor New York, NY 10022
D. Dixon Boardman	15 East 69th Street New York NY 10021
Thomas S.T. Gimbel	12 Peacock Pond Road Glen Cove, NY 11542
William von Mueffling	c/o Cantillon Capital 40 West 57th Street, 27th Floor New York, NY 10019
Florida Crystals Corp	1 N. Clematis Street, Suite 200 West Palm Beach, FL 33401
LF Amfarm LLC	1007 N. Orange Street, Suite 210 Wilmington DE 19801

Exhibit A to Registration Rights Agreement